UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K/A
(Amendment No. 1)
________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 29, 2021
Date of Report (date of earliest event reported)
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Rover Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

(888) 453-7889
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ROVRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Rover Group, Inc, a Delaware corporation (the “Company”), filed on December 29, 2021 (the “Original 8-K”) in which the Company announced the “Redemption Fair Market Value” (as defined below) in connection with the Company’s previously announced redemption of its Warrants (as defined below). This Amendment is being filed in order to (1) correct an inadvertent error in the Redemption Fair Market Value amount included in the third paragraph of Item 8.01 of the Original 8-K, the fifth paragraph of the press release filed as Exhibit 99.1 to the Original 8-K, and the second paragraph under the heading “Redemption Fair Market Value” of the notice of Redemption Fair Market Value, which amount has been corrected to be $10.14 instead of $10.12, (2) correct an inadvertent error in the amount of shares of Class A Common Stock (as defined below) to be received upon a “cashless exercise” of the Warrants in the third paragraph of Item 8.01 of the Original 8-K, the fifth paragraph of the press release filed as Exhibit 99.1 to the Original 8-K, and the second paragraph under the heading “Cashless Exercise of Warrants” of the notice of Redemption Fair Market Value, which has been corrected to be 0.2558 shares per Warrant instead of 0.2544 shares per Warrant, and (3) include the iXBRL cover page tagging that was inadvertently omitted from the Original 8-K.

This Amendment amends and restates the Original 8-K in its entirety, with such corrections as noted in the prior paragraph. A corrected version of the press release is filed as Exhibit 99.1 hereto and is also available on the Company’s investor relations website at https://investors.rover.com. A corrected version of the notice of Redemption Fair Market Value is filed as Exhibit 99.2 hereto, is being mailed to registered holders of Warrants, and is also available on the Company’s investor relations website. Information contained on or accessible through the Company’s website is not a part of this Amendment, and the inclusion of such website address in this Amendment is an inactive textual reference only. No other changes to the Original 8-K and the exhibits thereto are being made by this Amendment.

Item 8.01     Other Events.

On December 29, 2021 (as corrected on January 5, 2022), Rover Group, Inc. (the “Company”) issued a press release announcing the “Redemption Fair Market Value” (as defined below) in connection with the Company’s previously announced redemption (the “Redemption”) of (i) its outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that were issued under the Warrant Agreement, dated December 8, 2020, by and between the Company (f/k/a Nebula Caravel Acquisition Corp. (“Caravel”)) and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Warrant Agent”), as amended by the First Amendment to Warrant Agreement, dated December 10, 2021, by and between the Company and the Warrant Agent (as amended, the “Warrant Agreement”), and (ii) its outstanding warrants to purchase Class A Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with Caravel’s initial public offering (together with the Public Warrants, the “Warrants”). A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the Redemption, the Warrant Agent, on the Company’s behalf, previously mailed a redemption notice (the “Redemption Notice”) to the registered holders of the Warrants, and the Company committed to provide to the registered holders of the Warrants the calculation of the Redemption Fair Market Value (defined in Section 6.5 of the Warrant Agreement as the volume weighted average price of the Class A Common Stock during the 10 trading days immediately following the date on which the Redemption Notice was sent to the registered holders of the Warrants). The Redemption Notice was previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 13, 2021.

The Warrant Agent, on behalf of the Company, has mailed a notice to each of the registered holders of the outstanding Warrants informing holders:

1.that the Redemption Fair Market Value is $10.14; and

2.as a result, holders who elect to exercise their Warrants on a “cashless basis” will be entitled to receive 0.2558 shares of Class A Common Stock per Warrant.

A copy of the notice of Redemption Fair Market Value mailed by the Warrant Agent on behalf of the Company is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Neither this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 nor the Notice of Redemption Fair Market Value attached hereto as Exhibit 99.2 shall constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation or sale of any of the Company’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Corrected Press Release, dated January 5, 2022.
99.2	Notice of Redemption Fair Market Value dated December 29, 2021 (as amended on January 5, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROVER GROUP, INC.

Date: January 5, 2022	By:	/s/ Tracy Knox
Tracy Knox
Chief Financial Officer